The Company announces that its acquisition of IEG Holdings, Inc. has been terminated, and all terms and conditions of the letter of intent between Sloan Electronics, Inc. and IEG Holdings, Inc. in the Letter of Intent filed with the Company's form 10QSB on May 14, 1999 are null and void.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sloan Electronics, Inc.
-----------------------
(registrant)

by: /s/ Larry Provost
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Larry Provost
Secretary/Treasurer

Dated May 18, 1999